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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 31, 2001
                                                        -----------------

                           GASTON FEDERAL BANCORP, INC.
          ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                     0-23971                   56-2063438
           -------              -----------------------        ---------------
(State or Other Jurisdiction    (Commission File No.)         (I.R.S. Employer
     of Incorporation)                                       Identification No.)


245 West Main Avenue, Gastonia, North Carolina                28053
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (704) 868-5200
                                                     --------------


                                   Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets.
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     On December 31, 2001, Gaston Federal Bancorp, Inc. (the "Company")
completed its acquisition of Innes Street Financial Corporation ("Innes Street") and its wholly-owned subsidiary, Citizens Bank, Inc. ("Citizens Bank"). As part of the acquisition, Innes Street's stockholders received $18.50 per share for each share of Innes Street's common stock issued and outstanding. The aggregate purchase price for the transaction (including cash payments for the cancellation of options) was approximately $38 million. The transaction was accounted for using the purchase method.

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.
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     (a)  Financial statements of the business acquired.

     The consolidated financial statements of Innes Street for the years ended September 30, 2000 and 1999 contained in its 2000 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on December 29, 2000 is incorporated herein by reference. The consolidated financial statements of Innes Street included in its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2001 filed with the Securities and Exchange Commission on August 13, 2001, are also incorporated herein by reference.

     (b)  Pro Forma Financial Information

     The unaudited pro forma condensed combined financial statements attached as
Exhibit 99.4 ("pro forma financial statements") are based on the historical financial statements of Innes Street and the Company and have been prepared to illustrate the effect of the acquisition.

     The unaudited pro forma condensed combined statements of financial condition as of September 30, 2001 attached as Exhibit 99.4 is based on the unaudited historical consolidated statements of financial condition of the Company and Innes Street at that date, assuming that the acquisition had been consummated on September 30, 2001, and accounted for using the purchase method of accounting.

     The unaudited pro forma statements of operations reflect the combination of the historical results of operations of the Company for the year ended December 31, 2000 and for the nine months ended September 30, 2001, and Innes Street for the year ended September 30, 2000 and for the nine months ended June 30, 2001. The unaudited pro forma statements of operations give effect to the acquisition using the purchase method of accounting and assume that (1) the acquisition occurred as of the beginning of the respective periods presented, and (2) the amount of goodwill equaled the amount reflected in the unaudited pro forma condensed combined statement of financial condition as of September 30, 2001.

     These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes contained in the Company's September 30, 2001
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Form 10-QSB and September 30, 2000 Form 10-KSB; and in Innes Street's June 30,
2001 Form 10-QSB and September 30, 2000 Form 10-KSB.

     The combined company expects to achieve benefits from the acquisition including operating cost savings and revenue enhancements. These pro forma financial statements do not reflect any potential cost savings or revenue enhancements that are expected to result from the combination of the operations of the Company and Innes Street and accordingly, may not be indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings or revenue enhancements to be realized. As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the acquisition in fact occurred on the dates indicated, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future by the combined company.

     (c)  Exhibit    Description
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          2.1        Agreement and Plan of Merger by and among Gaston Federal
                     Holdings, MHC, Gaston Federal Bancorp, Inc., Gaston Merger
                     Subsidiary, Inc., Gaston Federal Bank, and Innes Street
                     Financial Corporation and Citizens Bank, Inc. dated as of
                     July 16, 2001. Incorporated by reference to Gaston Federal
                     Bancorp's Current Report on Form 8-K filed with the
                     Securities and Exchange Commission on July 25, 2001 (File
                     No. 0-23971)

          99.1 Press release, dated December 31, 2001, announcing consummation of the merger filed herewith.

          99.2 Innes Street's audited financial statements for the years ended September 30, 2000 and 1999, together with the report of the independent auditors thereon. Incorporated by reference to Innes Street's Annual Report on Form 10-KSB for the year ended September 30, 2000 (File No. 000-25179).

          99.3 Innes Street's June 30, 2001 unaudited financial statements. Incorporated by reference to Innes Street's quarterly report on Form 10-QSB for the quarterly period ended June 30, 2001 (File No. 000-25179).

          99.4 Unaudited proforma condensed consolidated statement of condition of Gaston Federal Bancorp, Inc. as of September 30, 2001 and unaudited proforma condensed consolidated statement of operations for the nine months ended September

                                       3
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                     30, 2001 and for the year ended December 31, 2000, filed
                     herewith.

                                       4
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             GASTON FEDERAL BANCORP, INC.



DATE: December 31, 2001      By: /s/ Paul L. Teem, Jr.
                                 ---------------------
                             Paul L. Teem, Jr.
                             Executive Vice President, Secretary and Chief
                             Administrative Officer

                                       5
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                                 EXHIBIT INDEX

The following Exhibits are filed as part of this report:

     Exhibit No.                          Description
     -----------                          -----------

          2.1 Agreement and Plan of Merger by and among Gaston Federal Holdings, MHC, Gaston Federal Bancorp, Inc., Gaston Merger Subsidiary, Inc., Gaston Federal Bank, and Innes Street Financial Corporation and Citizens Bank, Inc. dated as of July 16, 2001. Incorporated by reference to Gaston Federal Bancorp's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2001 (File No. 0-23971)

          99.1 Press release, dated December 31, 2001, announcing consummation of the merger filed herewith.

          99.2 Innes Street's audited financial statements for the years ended September 30, 2000 and 1999, together with the report of the independent auditors thereon. Incorporated by reference to Innes Street's Annual Report on Form 10-KSB for the year ended September 30, 2000 (File No. 000-25179).

          99.3 Innes Street's June 30, 2001 unaudited financial statements. Incorporated by reference to Innes Street's quarterly report on Form 10-QSB for the quarterly period ended June 30, 2001 (File No. 000-25179).

          99.4 Unaudited proforma condensed consolidated statement of condition of Gaston Federal Bancorp, Inc. as of September 30, 2001 and unaudited proforma condensed consolidated statement of operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000, filed herewith.